Exhibit 32.2

           Certification Pursuant to 18 U.S.C. Section 1350
  (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Harland E. Priddle, Secretary, Treasurer and Chief Financial Officer (principal financial officer) of First American Capital Corporation (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2003 of the Registrant (the "Report"):

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date 8/19/03 			/s/ Harland E. Priddle
	                            Harland E. Priddle,
	            Secretary, Treasurer and Chief Financial Officer